Exhibit 99.(q)9

Robert E. Butler

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

ROBERT E. BUTLER
Robert E. Butler

David H. Gunning

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

DAVID H. GUNNING
David H. Gunning

William R. Gutow

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

WILLIAM R. GUTOW
William R. Gutow

Michael Hegarty

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

MICHAEL HEGARTY
Michael Hegarty

John P. Kavanaugh

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

JOHN P. KAVANAUGH
John P. Kavanaugh

Robert J. Manning

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

ROBERT J. MANNING
Robert J. Manning

J. Dale Sherratt

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

J. DALE SHERRATT
J. Dale Sherratt

Robert W. Uek

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

ROBERT W. UEK
Robert W. Uek

Maureen R. Goldfarb

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

MAUREEN R. GOLDFARB
Maureen R. Goldfarb

Laurie J. Thomsen

c/o MFS Investment Management

500 Boylston Street

Boston, MA 02116

August 13, 2012

Board of Trustees of Sun Capital Advisers Trust (the “Trust”)

One Sun Life Executive Park

Wellesley Hills, MA  02481

Ladies and Gentlemen:

I hereby consent to being named as a Trustee in the registration statements of the Trust and to serve as a Trustee of the Trust if so nominated and elected.

Very truly yours,

LAURIE J. THOMSEN
Laurie J. Thomsen